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                                                                   EXHIBIT 10.63

           AMENDMENT NO. 1 TO AMENDED AND RESTATED SECURITY AGREEMENT


     AGREEMENT, made as of March 12, 1998, by and between MEDALLION FUNDING CORP., a New York corporation, (the "Borrower"); and FLEET BANK, N.A., a national banking association (the "Agent"), as Agent for the Banks that from time to time are parties to the Loan Agreement referred to in the Amended and Restated Security Agreement hereinafter described and for the Holders of Commercial Paper therein referred to.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS:

     (A) The Borrower and the Agent are parties to an Amended and Restated Security Agreement dated as of December 24, 1997 (the "Security Agreement");

     (B) The Borrower and the Bank wish to amend the Security Agreement as set forth herein (this Agreement is hereinafter referred to as "Amendment No. 1");

     (C) Any capitalized terms not defined herein shall have the meanings ascribed thereto in the Security Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     Article 1.     Amendments to the Security Agreement.
                    ------------------------------------

          This Amendment shall be deemed to be an amendment to the Security Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Security Agreement as if such terms and provisions were set forth in full therein.

          (a) The Recitals Section of the Security Agreement which appears at the beginning thereof is hereby amended to Amendment No. 1, dated as of March 12, 1998, to Amended and Restated Security Agreement between Medallion Funding Corp. and Fleet Bank, N.A.
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the extent that the seventh "WHEREAS" clause is amended to read in its entirety as follows:

          "WHEREAS, the Banks are willing to consent to the grant of the security interest in the Collateral to the Agent for the benefit of the CP Holders and to the grant of the security interest in the SBA Collateral to the Agent for the benefit of the SBA pursuant to the SBA Security Agreement, provided that the Security Agreement is amended in accordance herewith and provided, further that in the case of the CP Holders such security interest granted to the Agent for their benefit shall not be effective unless and until (i) the Agent has been appointed the Agent of the CP Holders for purposes of this Agreement with duties consistent with those necessary for the Agent (in its opinion) to perform its duties under this Agreement, (ii) the CP Holders shall have been deemed to have consented to the Agent's entering into the Intercreditor Agreement on their behalf and (iii) the CP Holders shall have been deemed to agree that the Agent is not liable to the CP Holders other then for gross negligence or willful misconduct."

          (b) Section 1.1 of the Security Agreement is hereby amended by deleting the term "Percentage of the Obligations" in its entirety.

          (c) Section 5.2 of the Security Agreement is hereby amended to the extent that subsection 5.2(a) and the first paragraph of subsection 5.2(d) are each hereby amended to read in their entirety as follows:

          "(a) Upon the occurrence of any Event of Default, the Agent shall have, in addition to any other rights and remedies contained in this Agreement or in any of the Other Agreements, all the rights and remedies of a secured party under the UCC, and all other rights and remedies provided by law, all of which shall be cumulative to the extent permitted by law. Upon the occurrence of any Event of Default and at any time thereafter if such or any other default shall then be continuing, the Agent shall have the right without

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     further notice to Borrower to and shall, (i) upon the direction of the
     Required Banks or (ii) 10 Business Days after written notice from the Paying Agent that the CP Debt was not paid when due (and to the Agent's actual knowledge such CP Debt then remains unpaid), appropriate, take possession and control of, set off and apply to the payment of any or all of the Obligations and/or the CP Debt, any or all Collateral, subject to and in the manner set forth in Section 5.3 and in the Intercreditor Agreement, to enforce payment in connection with the Loans or any other Collateral to settle, compromise or release, in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustment with respect thereto, to issue credits in the name of Borrower or the Agent, to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, at broker's board, for cash, upon credit or otherwise, at the Agent's sole option and discretion and the Agent and any Bank or other Person interested in the Obligations may bid or become purchaser at any such sale, if public, free from any right of redemption, which is hereby expressly waived. Borrower agrees that the giving of ten days notice by the Agent, sent by certified mail, return receipt requested postage prepaid, to the address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by the Agent in accordance with Section 5.3 hereof, and the Borrower shall remain liable to the Agent, the Banks and the CP Holders for any deficiency, together with interest thereon at the rate provided in the Loan Agreement with respect to the Obligations and in the Commercial Paper with respect to the CP Debt, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without

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     limitation, reasonable attorneys' fees actually incurred, expenses and disbursements.

          (d) Upon the occurrence of an Event of Default, the Agent shall have the right to and shall (i) upon the direction of the Required Banks, or
     (ii) 10 Business Days after written notice from the Paying Agent that the CP Debt was not paid when due (and to the Agent's actual knowledge such CP Debt then remains unpaid) require Borrower to establish and maintain a lockbox service (which may be the Collateral Account) with such bank or banks as may be acceptable to the Agent. In the event Borrower (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any monies, checks, notes, drafts or any other items of payment relating to, or proceeds of, the Loan, Borrower agrees with the Agent as follows:"


     Article 2.     Representations and Warranties.
                    ------------------------------

     The Borrower hereby represents and warrants to the Bank that, other than with respect to the reporting requirements set forth in Section 6.1 of the Loan Agreement which are incorrect solely by reason of the Borrower's fiscal year end date being December 31 and not March 31 as referred to therein:

          (a) Each and Every of the representations and warranties set forth in
Article IV of the Security Agreement is true as of the date hereof with respect to the Borrower and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

          (b) No Default or Event of Default now exists.

          (c) This Amendment No. 1 and any other documents, agreements or instruments now or hereafter executed and delivered to the Agent by the Borrower in connection herewith constitute (or shall, when delivered, constitute) valid and

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legally binding obligations of Borrower, each of which is and shall be enforceable against Borrower in accordance with their respective terms.

          (d) No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement or priority of this Amendment No. 1 or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.

     Article 5.     Miscellaneous.  Except as specifically amended herein, the
                    -------------
Security Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, each of the undersigned has executed or caused to be duly executed this Amendment No. 1 as of the date first above written.

                                  MEDALLION FUNDING CORP.


                                  By: /s/ Daniel F. Baker
                                      ----------------------


                                  FLEET BANK, N.A., as Agent


                                  By: /s/ Andrea Lee
                                      ----------------------

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                  SBA COLLATERAL - DESIGNATED COMMERCIAL LOANS


     The following loans are hereby designated as SBA Collateral as of __________, 1997:


     Loan Number              Borrower           Outstanding Balance
     -----------              --------           -------------------



                                              $________________


          Total Outstanding Balance           $________________

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